                                                                  Exhibit 10(n)
                                                                  EXECUTION COPY

                                   AMENDMENT


     This AMENDMENT, dated as of March 23, 1998, among TEXAS UTILITIES COMPANY, a Texas corporation (the "BORROWER"), the lenders parties to the Credit Agreement referred to below (the "LENDERS"), THE CHASE MANHATTAN BANK, as Competitive Advance Facility Agent (the "CAF AGENT"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent for the lenders (the "ADMINISTRATIVE AGENT" and, together with the CAF Agent, the "AGENTS").

                            PRELIMINARY STATEMENTS:

     (1) The Borrowers, the Lenders and the Agents have entered into a $900 million 364-Day Competitive Advance and Revolving Credit Facility Agreement (the "CREDIT AGREEMENT"), dated as of March 6, 1998. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

     (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement to increase the amount of the Commitments and to make certain conforming changes in the Credit Agreement as hereinafter set forth.

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The cover page to the Credit Agreement and the preamble thereto are amended by deleting therefrom the figure "$900,000,000" and replacing it with the figure "$1,650,000,000".

          (b) Section 2.01 is amended by deleting therefrom the figure "$2,000,000,000" and replacing it with the figure "$2,600,000,000".

          (c) Section 5.13 is amended by deleting from clause (A) thereof the figure "$3,100,000,000" and replacing it with the figure "$4,000,000,000".

          (d)    Schedule 2.01 is deleted in its entirety and replaced by a new
     Schedule 2.01 in the form of Exhibit A hereto.

     SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders, and Section 1 hereof shall become effective when, and only when, the Administrative Agent shall have additionally received favorable opinions of Reid & Priest LLP and Worsham, Forsythe & Wooldridge, L.L.P., each to the effect that this Amendment has been duly authorized, executed and delivered by the Borrower and confirming the opinion of such counsel furnished on March 6, 1998 pursuant to Section 4.01(c) of the Credit Agreement, with references therein to the Credit Agreement to mean this Amendment and the Credit Agreement, as amended by this Amendment.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower confirms and repeats, as of the date hereof and as of the effective date hereof, the representations and warranties made by the Borrower in Article III of the Credit Agreement, with references therein to the Credit Agreement to be deemed to be references to this Amendment and the Credit Agreement, as amended by this Amendment.

     SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENTS. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 5. COSTS AND EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agents in connection with entering into this Amendment (whether or not the transactions hereby contemplated are consummated), or incurred by the Agents or any Lender in connection with the enforcement of their rights in connection with this Amendment.

     SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       TEXAS UTILITIES COMPANY


                                       By   /s/ Robert S. Shapard
                                         --------------------------------------
                                         Name:  Robert S. Shapard
                                         Title: Treasurer




                         [SIGNATURE PAGE TO AMENDMENT]

                                       CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, as Administrative Agent


                                       By   /s/ Thomas Kozlark
                                         ---------------------------------------
                                         Name:  Thomas Kozlark
                                         Title: Vice President



                         [SIGNATURE PAGE TO AMENDMENT]

                                       THE CHASE MANHATTAN BANK,
                                        as Lender and as Competitive Advance
                                        Facility Agent


                                       By /s/ Allen K. King
                                         ---------------------------------------
                                         Name:  Allen K. King
                                         Title: Vice-President



                         [SIGNATURE PAGE TO AMENDMENT]

                                       LEHMAN  COMMERCIAL PAPER INC.


                                       By /s/ Dennis J. Dee
                                         ---------------------------------------
                                         Name:  Dennis J. Dee
                                         Title: Vice-President




                         [SIGNATURE PAGE TO AMENDMENT]

                                       MERRILL LYNCH CAPITAL CORPORATION


                                       By   /s/ Stephen B. Paras
                                         ---------------------------------------
                                         Name:  Stephen B. Paras
                                         Title: Vice President


                         [SIGNATURE PAGE TO AMENDMENT]

                                                                       EXHIBIT A

                                 SCHEDULE 2.01


Name                                    Commitment
----                                    ----------

The Chase Manhattan Bank              $  550,000,000.00

Lehman  Commercial Paper Inc.            550,000,000.00

Merrill Lynch Capital Corporation        550,000,000.00
------------------------------------  =================

TOTAL                                 $1,650,000,000.00